                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report August 13, 2001      Commission File No. 333-30795
     (Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


                Delaware                                     52-1166660
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification No.)



                         5900 Princess Garden Parkway,
                                   7th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)


                                (301) 306-1111
              Registrant's telephone number, including area code

Item 5.  Other Events

         On August 13, 2001, the Company issued the attached press release announcing the Company's acquisition of Blue Chip Broadcasting, Inc., owner and operator of fifteen radio stations in five markets.


         Exhibit 1 Press Release: Radio One, Inc. Acquires Blue Chip Broadcasting, Inc.

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            RADIO ONE, INC.



                            /s/ Scott R. Royster
                            _____________________________________________
August 13, 2001             Scott R. Royster
                            Executive Vice President and Chief Financial Officer
                            (Principal Accounting Officer)